EXHIBIT 99.2
                        CARROLS CORPORATION
                         968 JAMES STREET
                     SYRACUSE, NEW YORK 13203



                   NOTICE OF CHANGE OF CONTROL
                  AND OFFER TO REPURCHASE NOTES


                                                    APRIL 8, 1996

     Notice is hereby given pursuant to Section 4.10(b) of the Indenture, dated as of August 17, 1993 (the "Indenture"), among Carrols Corporation, a Delaware corporation (the "Company"), as Issuer, Carrols Holdings Corporation, a Delaware corporation and sole shareholder of the Company ("Holdings"), and Marine Midland Bank, N.A. ("Marine Midland Bank"), as Trustee, pursuant to which $110 million aggregate principal amount of 11 1/2% Senior Notes Due 2003 (the "Notes") were issued, to each holder of record of Notes on April 5, 1996 (the "Record Date") that a Change of Control (as defined in Section 1.1 of the Indenture) has occurred.

     The Company, Holdings, Atlantic Restaurants, Inc. ("ARI"), a Delaware corporation and an indirect wholly owned subsidiary of Bahrain International Bank (E.C.) ("BIB"), and certain selling shareholders (the "Selling Shareholders") entered into a Securities Purchase Agreement, dated as of March 6, 1996 (the "Securities Purchase Agreement") pursuant to which the Selling Shareholders sold to ARI substantially all of the issued and outstanding shares of common stock, and securities that were convertible into or exercisable or exchangeable for shares of common stock, of Holdings for a purchase price of approximately $86.5 million. Consummation of the transactions contemplated by the Securities Purchase Agreement (the "Transaction") will have no effect on the capital structure, financial position or the senior management organization of the Company. In connection with the Transaction, the Company expanded the portion of its senior secured revolving credit facility that may be used to repurchase Notes. Mr. Alan Vituli continues in his capacity as Chairman of the Board of Directors and Chief Executive Officer of the Company and Mr. Daniel T. Accordino continues in his capacity as President and Chief Operating Officer and as a member of the Board of Directors of the Company. The operations of the Company will continue to be conducted out of its headquarters in Syracuse, New York.

     Pursuant to the terms of the Indenture, upon a Change of Control, each holder of Notes (a "Holder") has the right to require the Company to repurchase all or any part of such Holder's Notes (the "Offer to Repurchase") at a repurchase price in cash equal to 101% of the principal amount of such Notes to be repurchased, plus accrued and unpaid interest, if any, to the date of repurchase (the "Repurchase Price").

     If a Holder elects to have Notes repurchased, such Holder will be required to surrender the Notes to the Company by no later than May 6, 1996 (the "Election Date"). A Letter of Transmittal is enclosed for your use in making the surrender of Notes. PLEASE READ CAREFULLY THE INSTRUCTIONS ON THE LETTER OF TRANSMITTAL BEFORE ENTERING THE REQUIRED INFORMATION. Your completed Letter of Transmittal and certificate(s) representing the Notes should be delivered to the Company c/o Marine Midland Bank, as paying agent (the "Paying Agent") at the address listed on the Letter of Transmittal. The method of delivery of all documents is at the option and risk of the Holder,
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but if delivery  is by mail, insured registered mail (return receipt requested)
is recommended. Any Notes not properly surrendered will be promptly returned by the Paying Agent to the Holder thereof. Payment of the Repurchase Price will be made by the Paying Agent on May 20, 1996 (the "Repurchase Date").

     Holders will be entitled to withdraw their election if the Company receives (at the address listed on the Letter of Transmittal) a telegram, telex, facsimile transmission or letter not later than three business days prior to the Repurchase Date setting forth the name of the Holder, the principal amount of the Notes which were delivered for repurchase by the Holder and a statement that such Holder is withdrawing its election to have such Notes repurchased.

     On or before the Repurchase Date, the Company will irrevocably deposit with the Paying Agent in immediately available funds an amount sufficient to pay the Repurchase Price of all the Notes or portions thereof to be repurchased. On the Repurchase Date, the Paying Agent shall promptly mail to the Holders of Notes so accepted payment in an amount equal to the Repurchase Price of such Notes, and, if applicable, the Trustee shall promptly authenticate and deliver by first class mail to each such Holder a new certificate representing a Note equal in principal amount to the principal amount of any unpurchased portion of the Notes surrendered.

     Certain other subsidiaries of BIB currently hold approximately $5 million aggregate principal amount of Notes in the ordinary course of their business, and may actively buy and sell the Notes for their account and for the accounts of their customers. Such subsidiaries have indicated that they will not exercise their repurchase rights under the Indenture as provided hereunder.

     Any Holder who holds Notes on the Record Date who elects to have the Company repurchase such Holder's Notes should, prior to the Election Date, (i) if such Holder is a registered holder of Notes (which, for purposes of this Offer to Repurchase, shall include any person in whose name Notes are registered in the register maintained by the Trustee and any participant in a Book Entry Transfer Facility (as defined in the accompanying Letter of Transmittal) whose name appears on a security position listing as the owner of the Notes), (x) complete and sign the attached Letter of Transmittal or a facsimile thereof and (y) fax (followed by hard copy), deliver (by hand or overnight courier) or mail (by first class mail, return receipt requested) such Letter of Transmittal and any other required documents to the Paying Agent or
(ii) if such Holder's Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, instruct such broker, dealer, commercial bank, trust company or other nominee to complete and deliver the accompanying Letter of Transmittal to the Paying Agent pursuant to the procedures established by such broker, dealer, commercial bank, trust company or other nominee. The signature of any Holder who is neither an "Eligible Institution" (as defined below) nor a registered holder (which, for purposes of this Offer to Repurchase, shall include any person in whose name Notes are registered in the register maintained by the Trustee and any participant in a Book Entry Transfer Facility whose name appears on a security position listing as the owner of the Notes) must be guaranteed by an Eligible Institution. "Eligible Institution" shall mean a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the NYSE Medallion Signature Program.

     No person has been authorized to give any information or to make any representation other than as contained in this Offer to Repurchase (and if given or made, such information or representation must be authorized by the Company or by the Paying Agent). Neither the delivery of this Offer to Repurchase nor any delivery of the Letter of Transmittal made pursuant to this Offer to Repurchase shall under any circumstances create any implication that there has been no change in the information contained herein or in the affairs of the Company since the date hereof or that information contained herein is correct as of any time subsequent to such date.

            INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The documents listed below have been filed by the Company under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference:

     a. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995; and

     b.    The Company's Current Report on Form 8-K dated March 21, 1996.

     Promptly after the date hereof, the Company intends to report the consummation of the Transaction in a Current Report on Form 8-K filed with the Commission. Such Current Report and all other documents filed by the Company pursuant to the Exchange Act subsequent to the date of this Notice and prior to the termination of this Offer to Repurchase shall be deemed to be incorporated by reference in this Notice and to be part hereof from the date of filing such documents.

     Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Notice to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Notice.

     Copies of all documents which are incorporated herein by reference (not including the exhibits to such documents, unless such exhibits are specifically incorporated by reference in such documents) will be provided without charge to each person, including any beneficial owner of the Notes to whom this Notice is delivered, upon written or oral request. Requests should be made to Carrols Corporation, 968 James Street, Syracuse, New York 13203, Attention: Secretary (315-424-0513).

     Questions and requests for assistance or for additional copies of the Letter of Transmittal should be directed to Peter Wolfrath at Marine Midland Bank, 140 Broadway, New York, NY 10005 (212-658-6524).

     HOLDERS MUST SURRENDER THEIR CERTIFICATES AND THE LETTER OF TRANSMITTAL TO THE PAYING AGENT BY NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON MAY 6, 1996.